INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                                                              SEMIANNUAL  REPORT

                                                                    May 15, 2000

Dear Shareholder,

We are pleased to present you with the semiannual report for Investment Grade Municipal Income Fund Inc. (the "Fund") for the six-month period ended March 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------
[Graphic Omitted]

The recent six-month period marked the virtual reversal of the price depreciation seen in the prior period. While the fixed income markets languished in a state of inflationary uncertainty amidst robust economic growth, the recent turn of events focused on the continued proactive posture the Federal Reserve (the "Fed") has taken. Since September 1999, the Fed has intervened on three occasions with Fed Funds rate hikes of 25 basis points each (a basis point equals 1/100th of one percent). The Treasury's announcement of a $30 billion buyback of longer maturities triggered fears of a potential squeeze in long-end supply, and the market responded by hoarding the 30-year bond and creating an inverted yield curve. The 30-year Treasury bond began the period with a yield of 6.05% and closed with a yield of 5.84% at period-end. Municipals also rose during the period, reversing the declines seen in December 1999. Despite their gains, municipals remained historically cheap relative to taxable bonds.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
[Graphic Omitted]

AVERAGE ANNUAL RETURNS, PERIODS ENDED 3/31/00

NET ASSET VALUE RETURNS                 FUND                 LIPPER MEDIAN1
--------------------------------------------------------------------------------
6 Months                                 0.83%                     1.42%
1 Year                                  -1.17                     -3.68
5 Years                                  6.16                      5.77
Since Inception 11/6/92                  6.47                      6.44
--------------------------------------------------------------------------------

MARKET PRICE RETURNS                    FUND                  LIPPER MEDIAN1
--------------------------------------------------------------------------------
6 Months                                -3.72%                    -4.03%
1 Year                                 -12.96                    -14.01
5 Years                                  6.84                      4.81
Since Inception 11/6/92                  4.42                      4.58
--------------------------------------------------------------------------------

1 Lipper General Leveraged Municipal Debt Funds Median. Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

--------------------------------------------------------------------------------
INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

INVESTMENT GOAL:
High current income exempt from federal income tax, consistent with preservation of capital

PORTFOLIO MANAGER:
Elbridge T. Gerry, III
Cynthia N. Bow,
Mithcell Hutchins Asset Management Inc.

COMMENCEMENT:
November 6, 1992

NYSE SYMBOL:
PPM

DIVIDEND PAYMENTS:
Monthly
--------------------------------------------------------------------------------
                                                                               1

SEMIANNUAL REPORT

Share Price, Dividend and Yield                                         3/31/00
--------------------------------------------------------------------------------
Market Price                                                             $12.94
Net Asset Value                                                          $15.75
12-Month Dividend                                                        $0.900
Current Month Dividend                                                   $0.075
Market Yield                                                             6.96%
NAV Yield                                                                5.71%
IPO Yield                                                                6.00%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO HIGHLIGHTS

During the period, we continued our program of identifying relative value in sectors, bond structures and credit. To this end we swapped out of some of our pre-refunded bonds and moved into bond structures that provided a premium coupon with a limited premium penalty. These bond maturities also represented value spots on the yield curve. We purchased Chicago Park District (2.1%),* an issuer backed by parking and miscellaneous auto revenues.

We believe this issue was underpriced, as it was insured by American Capital Access (ACA) and A-rated by Standard & Poor's. We purchased the bonds at a price we would expect to pay for a Baa credit--essentially we got the incremental credit quality at no extra cost.

During a significant market downdraft earlier in the calendar year, we noted that deeper-discounted bonds were having a particularly hard time. Their after-tax yields rose about 10 basis points above comparable, current-coupon bonds, due to their 4.75% coupons and DE MINIMUS2 tax ramifications. An example of such a discount structure would be New York City Transitional Finance Authority revenue bonds (1.9%), which we purchased in February. By period-end the discounted bonds' yield spread to current-coupon bonds had narrowed significantly, contributing to Fund performance.

* Weightings represent percentages of portfolio assets. The Fund's portfolio is actively managed and its composition will vary over time.

2 Tax-exempt securities purchased at a discount are subject to capital gains tax if the discount exceeds a threshold defined in terms of the security's remaining life. The shorter the security's remaining life, the lower the threshold of DE MINIMUS tax liability.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                    SEMIANNUAL REPORT

PORTFOLIO STATISTICS

CHARACTERISTICS*                              3/31/00            9/30/99
--------------------------------------------------------------------------------
Net Assets ($mm)                              $243.2             $246.6
Weighted Avg Maturity                        14.75 yrs          14.03 yrs
Weighted Avg Duration                        4.61 yrs           4.29 yrs
Weighted Avg Coupon                            6.34%              6.69%
AMT Paper                                      0.00%              0.00%
Leverage                                       32.9%              32.4%
Callable/Maturing Within Five Years            20.2%              34.1%
Callable/Maturing Beyond Five Years            79.8%              65.9%
--------------------------------------------------------------------------------

CREDIT QUALITY*                              3/31/00             9/30/99
--------------------------------------------------------------------------------
Cash                                             1.2%               1.2%
AAA/Aaa                                         46.9               48.2
AA/Aa                                           31.0               31.1
A/A                                             12.1               11.0
BBB/Baa                                          5.4                5.4
Non-Rated                                        3.4                3.1
--------------------------------------------------------------------------------
Total                                          100.0              100.0

TOP TEN STATES*       3/31/00                                   9/30/99
--------------------------------------------------------------------------------
Texas                    21.6%        Texas                       19.5%
New York                 14.0         New York                    11.7
Illinois                 10.7         Illinois                    10.5
Indiana                   8.7         Indiana                     10.5
South Carolina            4.8         Massachusetts                7.1
Virginia                  4.4         South Carolina               4.6
Connecticut               3.7         Virginia                     4.2
Kentucky                  3.3         California                   3.7
Nevada                    2.9         Connecticut                  3.5
Alaska                    2.8         Kentucky                     3.2
--------------------------------------------------------------------------------
Total                    76.9         Total                       78.5

TOP TEN SECTORS*      3/31/00                                   9/30/99
--------------------------------------------------------------------------------
Power                    19.8%        Power                       18.7%
Water                    12.8         Water                       11.7
Hospital                 11.0         General Obligations         10.4
General Obligations       8.0         Healthcare                  10.2
Sales Tax                 6.8         Sales Tax                    7.0
Housing                   6.3         Housing                      5.9
Gas Distribution          5.8         Gas Distribution             5.4
Oil                       3.9         Excise Tax                   4.8
Toll                      3.6         University                   3.9
Lease                     3.4         Oil                          3.4
--------------------------------------------------------------------------------
Total                    81.4         Total                       81.4

* Weightings represent percentages of portfolio assets. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

Going into the next six months, we expect to continue to emphasize duration positioning, sector allocation and security selection in an effort to achieve competitive total returns. We intend to avoid the shorter-intermediate area of the curve. Smaller buy-and-hold purchasers typically seek these high quality areas of the curve, which generally don't compensate holders for the inherent risks of the securities.

We believe that during the next fiscal period the municipal yield curve will remain steep and credit spreads will stay wide, creating opportunities for total returns. We also anticipate supply continuing to diminish. New issuance over the next two years may drop 33%, providing additional opportunities in a lower-liquidity environment. Market sentiment has clearly changed; however, the fundamentals and inflationary threats that haunted us before are still a factor. The Fed's response to the growing economy continues to be a work in progress.

Due to the particularly strong performance of the long Treasury, municipal yields as a percentage of taxables are currently at 98%. The historical five-year average is approximately 85%. As this investment opportunity becomes more evident to the public, and while the equity markets continue to weather turbulence, we expect this ratio to return to a more normal range.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,3 please contact your Financial Advisor.

Sincerely,



/s/ MARGO ALEXANDER                      /s/ ELBRIDGE T. GERRY, III
-------------------                      -------------------------
MARGO ALEXANDER                          ELBRIDGE T. GERRY, III
Chairman and Chief Executive Officer     Senior Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.




/s/ BRIAN M. STORMS                      /s/ CYNTHIA N. BOW
-------------------                      ------------------
BRIAN M. STORMS                          CYNTHIA N. BOW
President and Chief Operating Officer    Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended March 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

3 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS                              MARCH 31, 2000 (UNAUDITED)


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----

LONG-TERM MUNICIPAL BONDS--98.21%
ALABAMA--1.78%


$    4,600   Jefferson County Sewer Revenue
                Refunding Series A (FGIC Insured) .............  Aaa        AAA             02/01/27        5.375%     $   4,323,356
                                                                                                                       -------------

ALASKA--2.82%

     6,540   Valdez Marine Terminal British Petroleum Company
                Sohio Pipeline Project ........................  Aa1        AA+             12/01/25        7.000          6,853,462
                                                                                                                       -------------

CALIFORNIA--2.37%

     1,000   California Educational Facilities Authority
                College Chiropractic ..........................  Baa2       NR              11/01/17        5.600            928,770
     3,000   California Statewide Communities Development
                Authority Irvine Apartment Communities
                Series A-3 ....................................  Baa2       BBB             05/17/10+       5.100          2,860,500
     2,150   Fontana Redevelopment Agency Tax
                Allocation Refunding Jurupa Hills
                Redevelopment Project A .......................  NR         BBB+            10/01/17        5.500          1,971,313
                                                                                                                       -------------
                                                                                                                           5,760,583
                                                                                                                       -------------

COLORADO--2.75%

     5,950   Arapahoe County Capital Improvement Trust Fund
                Highway Revenue (Pre-refunded with
                U.S. Government Securities to 08/31/05 @ 103)..  Aaa        NR              08/31/26        7.000          6,681,255
                                                                                                                       -------------

CONNECTICUT--3.67%

     8,590   Connecticut Housing Finance Authority
                Series A & B ..................................  Aa2        AA      05/15/14 to 11/15/23 6.200 to 6.750    8,929,831
                                                                                                                       -------------

GEORGIA--0.21%

       500   Municipal Electric Authority of Georgia
                Series B ......................................  A3          A              01/01/16        6.375            512,775
                                                                                                                       -------------

ILLINOIS--10.52%

     1,890   Illinois Toll & Highway Authority Series A
                (FGIC Insured) ................................  Aaa        AAA             01/01/16        6.200          1,991,417
     2,650   University of Illinois Auxiliary Facilities ......  Aa3        AA-             04/01/22        5.750          2,633,650
     7,380   Chicago Gas Supply Revenue People's Gas ..........  Aa3        AA-             03/01/15        6.875          7,747,155
     5,000   Chicago Park District Parking Facility ...........  Baa1        A              01/01/14        6.250          5,157,700

                                                                               5

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----

LONG-TERM MUNICIPAL BONDS--(CONTINUED)
ILLINOIS--(CONCLUDED)

$      250   Metropolitan Pier & Exposition Authority .........  Aa3        AA-             06/15/27        6.500%        $  257,040
     6,350   Metropolitan Pier & Exposition Authority
                (Pre-refunded with U.S. Government Securities to
                06/15/03 @ 102) ...............................  Aaa        AAA             06/15/27        6.500          6,776,085
     1,000   Naperville Electric Revenue ......................  Aa2        NR              05/01/12        5.700          1,022,600
                                                                                                                       -------------
                                                                                                                          25,585,647
                                                                                                                       -------------
INDIANA--8.60%

     1,430   Indiana Transportation Finance Authority
                Airport Facilities Series A ...................  A1         AA              11/01/16        6.250          1,454,339
     6,000   Indianapolis Gas Utility Revenue Series A
                (Pre-refunded with U.S. Government Securities
                to 06/01/02 @ 102) (FGIC Insured) .............  Aaa        AAA             06/01/23        6.200          6,291,000
     2,000   Indianapolis Local Public Improvement Bond Bank ..  Aa2        AA-             07/01/10        6.000          2,075,280
     4,000   Marion County Hospital Authority Methodist
                Hospital of Indiana (Escrowed to maturity) ....  Aa3        AAA             09/01/13        6.500          4,095,240
     5,725   Petersburg County Pollution Control Revenue
                Indianapolis Power & Light Company ............  Aa2        AA-             12/01/24        6.625          5,907,513
     1,000   Purdue University Series B (Pre-refunded with
                U.S. Government Securities to 01/01/05 @ 103)..  Aa2        AA              07/01/15        6.700          1,097,400
                                                                                                                       -------------
                                                                                                                          20,920,772
                                                                                                                       -------------
KENTUCKY--3.25%

     7,750   Boone County Pollution Control Revenue
                Dayton Power & Light Company ..................  A2         BBB+            11/15/22        6.500          7,903,760
                                                                                                                       -------------
MASSACHUSETTS--2.61%

     6,000   Massachusetts Water Resources Authority Series A
                (Pre-refunded with U.S. Government
                Securities to 07/15/02 @ 102) .................  Aaa        AAA             07/15/21        6.500          6,341,700
                                                                                                                       -------------
NEVADA--2.92%

     6,750   Clark County Pollution Control Revenue
                Nevada Power Company (FGIC Insured) ...........  Aaa        AAA             06/01/19        6.600          7,094,182
                                                                                                                       -------------
NEW JERSEY--0.85%

     2,000   New Jersey Transportation Trust Fund Authority
                Transportation Systems Series A ...............  Aa2        AA              06/15/11        5.500          2,060,580
                                                                                                                       -------------

6

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----

Long-Term Municipal Bonds--(continued)

New York--13.55%

$      400   New York City General Obligation Series H ........  A3         A-              02/01/16        7.000%      $    419,148
     4,600   New York City General Obligation Series H
                (Pre-refunded with U.S. Government Securities
                to 02/01/02 @ 1011/2) .........................  NR         A-              02/01/16        7.000          4,848,400
     1,150   New York City General Obligation Subseries C-1
                (Pre-refunded with U.S. Government Securities
                to 08/01/02 @ 1011/2) .........................  Aaa        A-              08/01/17        7.000          1,223,922
     1,000   New York State Dormitory Authority Revenue
                2nd City University Series 2 ..................  Baa1       A               07/01/28        5.000            847,870
     6,000   New York State Local Government Assistance
                Corporation Series B (Pre-refunded with
                U.S. Government Securities to 04/01/02 @ 102)..  Aaa        AAA             04/01/21        6.250          6,291,960
     4,000   New York State Local Government Assistance
                Corporation Series D (Pre-refunded with
                U.S. Government Securities to 04/01/02 @ 102)..  Aaa        AAA             04/01/21        6.750          4,231,640
     1,500   New York State Medical Care Facilities Finance
                Agency Revenue Hospital and Nursing Homes
                Series D (Pre-refunded with U.S. Government
                Securities to 2/15/03 @ 102 (FHA Insured) .....  NR         AAA             02/15/31        6.600          1,599,375
     8,695   New York City Municipal Water Finance Authority
                Water & Sewer System Series A .................  Aa3        A      06/15/17 to 06/15/21 6.000 to 6.250     8,815,657
     5,500   New York City Transitional Finance Authority
                Revenue Future Tax Secured Series B ...........  Aa3        AA              11/15/23        4.750          4,680,445
                                                                                                                       -------------
                                                                                                                          32,958,417
                                                                                                                       -------------

NORTH CAROLINA--2.16%

     2,700   North Carolina Eastern Municipal Power Agency
                Series A ......................................  Baa3       BBB             01/01/21        6.400          2,678,238
     1,630   North Carolina Municipal Power Agency
                Catawba Electric Revenue ......................  Baa1       BBB+            01/01/17        6.250          1,611,483
       920   North Carolina Municipal Power Agency
                Catawba Electric Revenue (Pre-refunded with
                U.S. Government Securities to 01/01/03 @ 102)..  NR         BBB+            01/01/17        6.250            968,585
                                                                                                                       -------------
                                                                                                                           5,258,306
                                                                                                                       -------------

PENNSYLVANIA--2.07%

     2,500   Pennsylvania Turnpike Commission
                Turnpike Revenue Series N (FGIC Insured) ......  Aaa        AAA             12/01/19        5.500          2,441,100
     2,680   Philadelphia School District Series A
                (MBIA Insured) ................................  Aaa        AAA             04/01/15        5.250          2,601,530
                                                                                                                       -------------
                                                                                                                           5,042,630
                                                                                                                       -------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----

LONG-TERM MUNICIPAL BONDS--(CONTINUED)
RHODE ISLAND--2.59%

  $  6,175   Rhode Island Housing Finance Authority
                Homeownership Opportunity Series 10-A .........  Aa2        AA+             04/01/27        6.500%     $   6,290,349
                                                                                                                       -------------

SOUTH CAROLINA--4.78%

     6,290   Richland County Pollution Control Revenue
                Union Camp Corporation Project Series C .......  A3         BBB+            11/01/20        6.550          6,301,825
     5,035   South Carolina Public Service Authority
                Santee Cooper Series D (Pre-refunded with U.S.
                Government Securities to 07/01/02 @ 102) ......  Aaa        AAA             07/01/31        6.625          5,331,008
                                                                                                                       -------------
                                                                                                                          11,632,833
                                                                                                                       -------------

TEXAS--21.53%

     5,000   Texas Health Facilities Development Corporation
                All Saints Episcopal Hospital Series B
                (MBIA Insured) ................................  Aaa        AAA             08/15/22        6.250          5,086,050
     4,000   Coastal Bend Health Facilities
                Incarnate Word Health System (AMBAC Insured) ..  Aaa        AAA             01/01/17        6.300          4,159,560
     8,029   Harris County Texas Lease (WI) ...................  NR         NR              05/01/20        6.750          8,119,225
     4,750   Harris County Subordinated Lien Revenue ..........  Aa1        AA              08/01/14        6.750          4,960,900
       915   Harris County Toll Road Authority Senior Lien
                (AMBAC Insured) ...............................  Aaa        AAA             08/15/17        6.500            942,185
     2,000   Houston Refunding & Public Improvement Series A ..  Aa3        AA-             03/01/15        5.250          1,939,560
     3,000   Houston Water & Sewer System Revenue
                Junior Lien Series C (FGIC Insured) ...........  Aaa        AAA             12/01/22        5.250          2,775,330
     1,000   Houston Water & Sewer System Series B
                (Pre-refunded with U.S. Government
                Securities to 12/01/01 @ 102) .................  A3         A+              12/01/14        6.375          1,040,490
     6,180   Houston Water & Sewer System Series C
                (Pre-refunded with U.S. Government Securities
                to 12/01/01 @ 102) (AMBAC Insured) ............  Aaa        AAA             12/01/17        6.375          6,452,144
     7,500   Lower Colorado River Authority Texas Revenue
                Refunding Series B ............................  Aaa        AAA             05/15/11        6.000          7,967,100
     2,350   Port Corpus Christi Industrial Development Revenue
                Valero Energy Corporation Series C ............  Baa3       BBB-            04/01/18        5.400          2,022,269
     6,750   Sabine River Authority Pollution Control Revenue
                Texas Utilities Electric Company
                (FGIC Insured) ................................  Aaa        AAA             10/01/22        6.550          6,875,955
                                                                                                                       -------------
                                                                                                                          52,340,768
                                                                                                                       -------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----
Long-Term Municipal Bonds--(concluded)

VIRGINIA--4.41%

  $  4,500   Virginia Beach Development Authority
                Sentara Bayside Hospital (Pre-refunded
                with U.S. Government Securities
                to 11/01/01 @ 102) ............................  Aa2        AA              11/01/21        6.300%     $   4,699,845
     5,815   Virginia Transportation Board Revenue
                Route 28 Project ..............................  Aa1        AA              04/01/18        6.500          6,014,978
                                                                                                                       -------------
                                                                                                                          10,714,823
                                                                                                                       -------------

WASHINGTON--1.96%

     4,500   Metropolitan Seattle Sewer Series W
                (Pre-refunded with U.S. Government Securities
                to 01/01/03 @ 102) (MBIA Insured) .............  Aaa        AAA             01/01/33        6.300          4,751,505
                                                                                                                       -------------

WISCONSIN--2.81%

     6,750   Wisconsin Health and Educational Facilities
                Authority-Sisters of Sorrowful Mother Health
                Care System (MBIA Insured) ....................  Aaa        AAA             06/01/20        6.250          6,837,952
                                                                                                                       -------------

Total Long-Term Municipal Bonds (cost--$232,077,656) ..........                                                          238,795,486
                                                                                                                       -------------

SHORT-TERM MUNICIPAL NOTES--1.23%

ILLINOIS--0.12%

       300   Joliet Illinois Regional Port District Marine
                Terminal Revenue Refunding Exxon Project ......  P1         A1+             04/03/00        3.950*           300,000
                                                                                                                       -------------

LOUISIANA--0.08%

       200   East Baton Rouge Parish Louisiana Pollution Control
                Revenue Refunding Exxon Project ...............  P1         A1+             04/03/00        3.950*           200,000
                                                                                                                       -------------

MICHIGAN--0.58%

     1,400   Michigan State Strategic Fund
                Limited Obligation Revenue ....................  P1         A1+             04/03/00        4.051*         1,400,000
                                                                                                                       -------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


  PRINCIPAL
   AMOUNT                                                       MOODY'S   S&P              MATURITY     INTEREST
    (000)                                                       RATING   RATING              DATES        RATES            VALUE
  --------                                                     --------  ------             -------      -------           -----
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)
NEW YORK--0.41%

$      285   New York State Dormitory Authority Revenues
                Metropolitan Museum of Art Series A ...........  VMIG-1     A1+             04/05/00        3.700%*    $     285,000
       600   New York City Municipal Water Finance Authority ..  VMIG-1     A1+             04/03/00        4.000*           600,000
       100   New York City Subseries B-7 (AMBAC Insured) ......  VMIG-1     A1+             04/03/00        4.000*           100,000
                                                                                                                       -------------
                                                                                                                             985,000
                                                                                                                       -------------

NORTH CAROLINA--0.04%

       100   North Carolina Medical Care Commission Revenue
                (Carol Woods Project) .........................  VMIG-1     NR              04/03/00        4.100*           100,000
                                                                                                                       -------------
Total Short-Term Municipal Notes (cost--$2,985,000) ...........                                                            2,985,000
                                                                                                                       -------------
Total Investments (cost--$235,062,656)--99.44% ................                                                          241,780,486

Other assets in excess of liabilities--0.56% ..................                                                            1,373,504
                                                                                                                       -------------
Net Assets--100.00% ...........................................                                                        $ 243,153,990
                                                                                                                       =============

---------------------------
+ The maturity date reflects the mandatory date bond will be put back to issuer.
* Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2000.

AMBAC  -- American Municipal Bond Assurance Corporation.
FGIC   -- Financial Guaranty Insurance Company.
FHA    -- Federal Housing Authority.
MBIA   -- Municipal Bond Investors Assurance.
WI     -- When Issued Security.


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                   MARCH 31, 2000 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost--$235,062,656) .........  $241,780,486
Cash .............................................................        25,005
Receivable for investments sold ..................................     5,429,250
Interest receivable ..............................................     4,446,283
Other assets .....................................................         3,302
                                                                   -------------
Total assets .....................................................   251,684,326
                                                                   -------------

LIABILITIES:
Payable for investments purchased ................................     8,031,911
Dividends payable to preferred shareholders ......................       222,124
Payable to investment adviser and administrator ..................       158,778
Accrued expenses and other liabilities ...........................       117,523
                                                                   -------------
Total liabilities ................................................     8,530,336
                                                                   -------------

NET ASSETS:
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding;
  $0.001 par value; $50,000 liquidation value ....................    80,000,000
                                                                   -------------
Common Stock--$0.001 par value; total authorized shares--
  199,998,400; 10,356,667 shares issued and outstanding ..........   153,674,140
Undistributed net investment income ..............................     1,052,419
Accumulated net realized gain from investment transactions .......     1,709,601
Net unrealized appreciation of investments .......................     6,717,830
                                                                   -------------
Net assets applicable to common shareholders .....................   163,153,990
                                                                   -------------
Total net assets .................................................  $243,153,990
                                                                    ============
Net asset value per common share ($163,153,990 applicable to
  10,356,667 common shares outstanding) ..........................        $15.75
                                                                          ======


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                               SIX MONTHS ENDED
                                                                MARCH 31, 2000
                                                                  (UNAUDITED)
                                                               ----------------

INVESTMENT INCOME:
Interest ..........................................................  $7,276,547
                                                                     ----------

EXPENSES:
Investment advisory and administration ............................   1,091,564
Auction Preferred Shares expenses .................................     136,036
Custody and accounting ............................................      73,872
Legal and audit ...................................................      38,489
Reports and notices to shareholders ...............................      27,375
Transfer agency and service fees ..................................      17,924
Directors' fees ...................................................       5,250
Other expenses ....................................................      10,475
                                                                     ----------
                                                                      1,400,985

Less: Fee waivers from adviser ....................................    (151,605)
                                                                     ----------
Net expenses ......................................................   1,249,380
                                                                     ----------
Net investment income .............................................   6,027,167
                                                                     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized gains from investment transactions ...................   1,963,794
Net change in unrealized appreciation/depreciation of investments .  (5,089,619)
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES .......  (3,125,825)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $2,901,342
                                                                     ==========


                 See accompanying notes to financial statements
12

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.





STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE
                                                                                    SIX MONTHS ENDED          FOR THE
                                                                                     MARCH 31, 2000          YEAR ENDED
                                                                                       (UNAUDITED)       SEPTEMBER 30, 1999
                                                                                      -------------      ------------------

FROM OPERATIONS:
Net investment income .............................................................    $  6,027,167          $ 12,156,009
Net realized gains from investment transactions ...................................       1,963,794               291,854
Net change in unrealized appreciation/depreciation of investments .................      (5,089,619)          (10,889,703)
                                                                                        -----------           -----------
Net increase in net assets resulting from operations ..............................       2,901,342             1,558,160
                                                                                        -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income--common stockholders ........................................      (4,660,500)           (9,321,000)
Net investment income--preferred stockholders .....................................      (1,502,327)           (2,602,066)
Net realized gain on investments--common stockholders .............................        (158,457)              --
Net realized gain on investments--preferred stockholders ..........................         (43,712)              --
                                                                                        -----------           -----------
Total dividends and distributions to stockholders .................................      (6,364,996)          (11,923,066)
                                                                                        -----------           -----------
Net decrease in net assets ........................................................      (3,463,654)          (10,364,906)

NET ASSETS:
Beginning of period ...............................................................     246,617,644           256,982,550
                                                                                        -----------           -----------
End of period (including undistributed net investment income of $1,052,419
   and $1,188,079, respectively) ..................................................    $243,153,990          $246,617,644
                                                                                       ============          ============


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF CASH FLOWS

                                                                                 FOR THE SIX MONTHS
                                                                                        ENDED
                                                                                   MARCH 31, 2000
                                                                                     (UNAUDITED)
                                                                                   ---------------

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received ..............................................................     $  7,243,958
Expenses paid (net of fee waivers) .............................................       (1,273,505)
Sale of short-term portfolio investments, net ..................................          415,000
Purchase of long-term portfolio investments ....................................      (26,451,531)
Sale of long-term portfolio investments ........................................       26,296,678
                                                                                       ----------
Net cash provided by operating activities ......................................        6,230,600
                                                                                       ----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders ...............       (4,660,500)
Dividends paid from net investment income to preferred stockholders ............       (1,414,672)
Distribution paid from capital gains to common stockholders ....................         (158,457)
Distribution paid from capital gains to preferred stockholders .................          (43,712)
                                                                                       ----------
Net cash used for financing activities .........................................       (6,277,341)
                                                                                       ----------

Net decrease in cash ...........................................................          (46,741)
Cash at beginning of period ....................................................           71,746
                                                                                       ----------
Cash at end of period ..........................................................       $   25,005
                                                                                       ==========

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........................       $2,901,342
                                                                                       ----------
Decrease in investments, at value ..............................................       16,049,686
Increase in receivable for investments sold ....................................       (2,662,644)
Increase in interest receivable ................................................          (41,192)
Decrease in other assets .......................................................            2,498
Decrease in payable for investments purchased ..................................       (9,992,467)
Increase in payable to investment adviser and administrator ....................            1,291
Decrease in accrued expenses and other liabilities .............................          (27,914)
                                                                                       ----------
Total adjustments ..............................................................        3,329,258
                                                                                       ----------
Net cash provided by operating activities ......................................       $6,230,600
                                                                                       ==========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over the counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

    DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CONCENTRATION OF RISK

    The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended March 31, 2000, Mitchell Hutchins voluntarily waived $151,605 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at March 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

    At March 31, 2000, the components of the net unrealized appreciation of investments were as follows:

   Gross appreciation (from investments having an excess of value over cost) ....  $8,039,663
   Gross depreciation (from investments having an excess of cost over value) ....  (1,321,833)
                                                                                  -----------
   Net unrealized appreciation of investments ...................................  $6,717,830
                                                                                  ===========

     For the six months ended March 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $16,459,064 and $28,959,323, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At September 30, 1999, the Fund had a net capital loss carryforward of $52,024 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

    COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 8,784 shares are owned by Mitchell Hutchins.

    AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

    Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 3 months for APS Series B. Dividend rates ranged from 3.25% to 4.49% for the six months ended March 31, 2000.

    The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                     FOR THE
                                                   SIX MONTHS
                                                     ENDED
                                                    MARCH 31,                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                     2000        --------------------------------------------------------
                                                   (UNAUDITED)    1999         1998         1997        1996      1995
                                                   -----------   -------      -------     -------     -------    -------
Net asset value, beginning of period ............   $ 16.09      $ 17.09      $ 16.78     $ 16.11     $ 15.73    $ 14.72
                                                    -------      -------      -------     -------     -------    -------
Net investment income ...........................      0.58         1.17         1.19        1.19        1.21       1.18
Net realized and unrealized gains (losses)
  from investments ..............................     (0.30)       (1.02)        0.29        0.65        0.35       1.03
                                                    -------      -------      -------     -------     -------    -------
Net increase from investment operations .........      0.28         0.15         1.48        1.84        1.56       2.21
                                                    -------      -------      -------     -------     -------    -------
Dividends and distributions:
  From net investment income:
    Common stockholders .........................     (0.45)       (0.90)       (0.90)      (0.90)      (0.90)     (0.90)
    Common share equivalent of dividends
      paid to preferred stockholders ............     (0.15)       (0.25)       (0.27)      (0.27)      (0.28)     (0.30)
  From net realized gain on investments:
   Common stockholders ..........................     (0.02)       --           --          --          --         --
   Common share equivalent of distributions
     paid to preferred stockholders .............     (0.00)(1)    --           --          --          --         --
                                                    -------      -------      -------     -------     -------    -------
Total dividends and distributions
   to stockholders ..............................     (0.62)       (1.15)       (1.17)      (1.17)      (1.18)     (1.20)
                                                    -------      -------      -------     -------     -------    -------
Net asset value, end of period ..................   $ 15.75      $ 16.09      $ 17.09     $ 16.78     $ 16.11    $ 15.73
                                                    =======      =======      =======     =======     =======    =======
Per share market value, end of period ...........   $ 12.94      $ 13.88      $ 15.94     $ 15.06     $ 13.63    $ 13.00
                                                    =======      =======      =======     =======     =======    =======
Total investment return(2) ......................     (3.72)%      (7.68)%      12.21%      17.76%      12.03%     12.63%
                                                    =======      =======      =======     =======     =======    =======
Ratios to average net assets
  attributable to common shares:
  Total expenses, net of waivers from adviser ...      1.54%*       1.52%        1.44%       1.44%       1.34%      1.69%
  Total expenses, before waivers from
    adviser .....................................      1.72%*       1.71%        1.62%       1.77%       1.71%      1.82%
  Net investment income before preferred
    stock dividends .............................      7.42%*       7.01%        7.03%       7.27%       7.61%      7.87%
  Preferred stock dividends .....................      1.85%*       1.50%        1.62%       1.66%       1.73%      2.02%
  Net investment income available to common
    stockholders ................................      5.57%*       5.51%        5.41%       5.61%       5.88%      5.85%
Supplemental data:
  Net assets, end of period (000's) .............  $243,154     $246,618     $256,983    $253,767    $246,804   $242,906
  Portfolio turnover rate .......................         7%           8%           0%          3%          0%         7%
  Asset coverage per share of preferred
  stock, end of period ..........................  $151,971     $154,136     $160,614    $158,604    $154,252   $151,816

---------------------------
*    Annualized
(1)  Distribution equal to $0.0042 per share.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED)

THE FUND

    Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $69.3 billion in assets under management as of April 30, 2000.

SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

     An annual meeting of shareholders of the Fund was held on January 20, 2000. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederick V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and PricewaterhouseCoopers LLP was ratified as independent accountants for the Fund for the fiscal year ended September 30, 2000.

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS:

PROPOSAL 1
                                                                  SHARES
                                                 SHARES          WITHHOLD
                                                VOTED FOR        AUTHORITY
                                                --------         --------
To vote for or against the election of:

Richard Q. Armstrong ...................      9,887,988.292     106,007.554
E. Garrett Bewkes, Jr. .................      9,866,998.292     126,997.554
Richard R. Burt ........................      9,883,763.292     110,232.554
Mary C. Farrell ........................      9,889,152.127     104,843.719
George W. Gowen ........................      9,869,661.292     124,334.554
Frederick V. Malek .....................      9,885,263.292     108,732.554
Carl W. Schafer ........................      9,887,723.292     106,272.554
Brian M. Storms ........................      9,881,658.292     112,337.554

PROPOSAL 2

                                                                              SHARES
                                                             SHARES          WITHHOLD     SHARES
                                                            VOTED FOR        AUTHORITY    AGAINST
                                                            --------         --------     ------
Ratification of the selection of
PricewaterhouseCoopers LLP as independent accountants
for the fiscal year ending September 30, 2000 ..........  9,842,566.529     83,407.317    68,023.000

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

AUCTION PREFERRED SHARES:

PROPOSAL 1
                                                                       SHARES
                                                          SHARES      WITHHOLD
                                                         VOTED FOR    AUTHORITY
                                                         --------     --------
To vote for or against the election of:

Margo N. Alexander .................................     1,600.000        0
Meyer Feldberg .....................................     1,600.000        0

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" TOTALS)

DISTRIBUTION POLICY

    The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

    A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, N.A., c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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20

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


DIRECTORS

E. Garrett Bewkes, Jr.                     Meyer Feldberg
CHAIRMAN                                   George W. Gowen
Margo N. Alexander                         Frederic V. Malek
Richard Q. Armstrong                       Carl W. Schafer
Richard R. Burt                            Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander                         Paul H. Schubert
PRESIDENT                                  VICE PRESIDENT AND TREASURER
Dianne E. O'Donnell                        Elbridge T. Gerry, III
VICE PRESIDENT AND SECRETARY               VICE PRESIDENT
Dennis L. McCauley
VICE PRESIDENT



INVESTMENT ADVISER AND
ADMINISTRATOR

MITCHELL HUTCHINS ASSET MANAGEMENT INC.
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                                            --------------------
                                                               SEMIANNUAL REPORT

                                                                 INVESTMENT
                                                                 GRADE
                                                                 MUNICIPAL
                                                                 INCOME
                                                                 FUND INC.

                PAINEWEBBER
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             Member SPIC

                                                                  MARCH 31, 2000